UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2017

___________GEO POINT RESOURCES, INC.___________

 (Exact name of registrant as specified in its charter)

______Nevada_________         _____000-55150______       __________45-5593622________

(State or other jurisdiction        (Commission file number)     (I.R.S. Employer Identification No.)

of incorporation)

 1421 E. Pomona Street, Santa Ana, California 92705

   (Address of principal executive offices, zip code)

_______________(714) 584-4361______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter.

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                  [   ]

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On November 22, 2017, Geo Point Resources, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with TORtec Group, a Wyoming corporation (“TORtec”) and all of the shareholders of TORtec, pursuant to which the Company will acquire 100% of the issued and outstanding shares of common stock of TORtec.  The names of the shareholders of TORtec are listed in the Agreement, a copy of which is attached hereto as Exhibit 2.1.  As consideration for the acquisition, the Company will issue 90,000,000 shares of the common stock of the Company to the

TORtec shareholders, and the Company will then have a total of 100,000,000 shares of its common stock issued and outstanding.  As a result of the acquisition, TORtec will become our wholly-owned subsidiary.

Stephen Smoot was a former consultant and officer of Capital Vario CR S.A. (Capital Vario), the new super-majority shareholder of the Company, but resigned from his affiliation with Capital Vario prior to a $500,000 debt-to-equity conversion by Capital Vario with the Company.  Smoot became the President/CEO and Director of TORtec Group on September 8, 2017.

Under the terms of the Agreement,  as consideration for the acquisition, the current  holders of the 10,000,000 shares of issued and outstanding common stock of TORtec will receive nine (9) shares of our common stock for each one (1) share of TORtec common stock presently issued and outstanding.  This will result in an aggregate of 90,000,000 shares of our common stock being issued to the current holders of TORtec common stock.  As a result, the TORtec shareholders will collectively own ninety percent (90.0%) of our issued and outstanding shares of our common stock immediately following the acquisition. Current shareholders of the Company will retain ten percent (10.0%) of the shares to be outstanding immediately following the acquisition.

The Agreement also provides that at the closing the Company will cause its Board of Directors to elect Franc Smidt, and up to three representatives designated by Franc Smidt, and Ms. Irina Kochetkova, Stephen H. Smoot and Jeffrey R. Brimhall to the Company’s Board of Directors, and thereafter, the current directors of the Company shall resign, in seriatim, effective as of the Closing Date, and the officers shall be appointed as officers of the Company by the present or new directors, who shall be Stephen H. Smoot, CEO & President; Alex Schmidt, Vice President; Irina Kochetkova, Secretary and Treasurer.

On November 22, 2017, our board of directors approved the execution of the Agreement and the actions anticipated thereby.

The successful closing of the acquisition is subject to various terms and conditions described in the Agreement, including the delivery of all outstanding shares of TORtec common stock, all required corporate approvals, and delivery of financial statements and other items specified in the Agreement. A copy of the Agreement has been attached as Exhibit 2.1 to this Current Report on Form 8-K.  It can be accessed through the SEC’s EDGAR database at www.sec.gov.

We expect the acquisition of TORtec to be finalized on or before December 4, 2017, or as soon thereafter as reasonably possible.  Following consummation of the acquisition, we will become engaged, through our subsidiary TORtec Group, in the business of harnessing the natural implosion forces of a vortex (tornado), employing resonating frequencies, to disintegrate soft to ultra-hard materials into micron or nano-sized particles.

On September 9, 2017, TORtec Group entered into General Agreement No. US-17 on cooperation and joint activities on commercialization of TOR-technologies, introduction of new productions, products and services in the markets of North, Central and South America (the “Exclusive License Agreement”) with the parties that invented the TOR-technology.  The Exclusive License Agreement grants to TORtec Group an exclusive license to utilize the technology for certain purposes throughout North, Central and South America.    A copy of the Exclusive License Agreement is attached to the Share Exchange Agreement as Annex BB.

The ‘TOR-technology’ equipment is best described as a cascaded adiabatic resonance vortex mill utilizing compressed air as the energy in the system.  This proprietary technology includes the ability to size and classify material processed by elemental composition and specific gravity.

In some cases, the quality and composition of the materials and liquids processed are new.  This TOR-technology has the potential to influence the efficiency and quality of the micro-pulverization industry for re-mineralizing soil, conserve energy, cleanup and extract value from mining waste piles and to create new bio-products and metal-ceramic composites.

The 90,000,000 shares of our common stock to be issued to the nineteen shareholders of TORtec shall be issued in reliance on one or more exemptions from securities registration.  Each shareholder of TORtec has represented to the Company that the shares of the Company being acquired pursuant to the Agreement are being acquired for its own account and for investment purposes and not with a view to the public resale or distribution of such shares and each stockholder has  further acknowledged that the shares being issued have not been registered under the Securities Act and are "restricted securities" as that term is defined in SEC Rule 144 promulgated under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The shares will be issued in reliance on the exemption provided in Section 4(2) of the Securities Act, SEC Rule 506 or SEC Regulation S, and stock certificates representing those shares of the Company will contain an appropriate restricted legend.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On November 29, 2017, the Company plans to issue a press release announcing the execution of the Agreement, and the terms of the proposed acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired

Financial statements of TORtec and pro forma financial information will be filed by the Company in a future report on Form 8-K or in an amendment to this Form 8-K following consummation of the TORtec acquisition.

(b)

Pro Forma Financial Information

See Item 9.01(a) above.

(c)

Exhibits

Exhibit No.

Description

2.1       Share Exchange Agreement by and among Geo Point Resources, Inc., TORtec Group, and the Shareholders of TORtec Group dated November 22, 2017

99.1

Press Release dated November 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT RESOURCES, INC.

Date: November 29, 2017

/s/ William C. Lachmar_____________

William C. Lachmar, President